UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2010

CLEANTECH TRANSIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52653	98-0505768
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21020 North Pima Road, Scottsdale, Arizona 85255
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (888) 870-4823

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01	OTHER EVENTS.

The Board of Directors of Cleantech Transit, Inc. (the “Company”) previously approved a 3:1 forward stock split by way of stock dividend, subject to necessary regulatory processing and approval by the Financial Industry Regulatory Authority.  In accordance with the forward stock split, the Company issued a dividend of two shares of common stock of the Company for each share of common stock issued and outstanding as of the record date of October 13, 2010 (the “Stock Dividend”).  The payment date for the Stock Dividend was October 13, 2010.

The Stock Dividend will increase the number of the Company’s issued and outstanding common stock to 269,905,074, from the current 89,968,358.  The Stock Dividend will not affect the number of the Company’s authorized common stock, which remains at 600,000,000.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANTECH TRANSIT, INC.

Date: October 14, 2010	By:	/s/ Roger Nelsen
Roger Nelsen
President and Chief Executive Officer